Exhibit 32(a), Form 10-Q
Kansas City Life Insurance Company

KANSAS CITY LIFE INSURANCE COMPANY
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
Third Quarter 2015
The undersigned certify that the registrant’s Form 10-Q report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)) and that information contained in the report fairly represents, in all material respects, the financial condition and results of operations of the registrant.

/s/ R. Philip Bixby
R. Philip Bixby
President, Chief Executive Officer,
and Chairman of the Board

/s/ Tracy W. Knapp
Tracy W. Knapp
Senior Vice President, Finance

Date: October 27, 2015